FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "First Amendment"), dated as of November 11, 1999 (the "Effective Date"), is by and between Barry Diamond ("Employee") and SED International, Inc., a Georgia corporation (the "Company");

WITNESSETH:

WHEREAS, Employee and the Company desire to continue the employment relationship established by the Employment Agreement dated as of June 1, 2001 between Employee and the Company (the "Agreement"), with certain modifications to the terms of that relationship; and

WHEREAS, Employee and the Company desire to memorialize those modifications in this First Amendment;

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the Agreement is hereby modified and amended as follows:

1. Section 2 of the Agreement is amended by deleting the first sentence of the existing Section a and adding the following sentence in its place:

(a) Employee's annual base salary during the term of this Agreement shall be $175,000.00.

Except as modified, amended, or deleted herein, all other provisions of the Agreement shall continue in full force and effect until the termination or expiration of the Agreement as amended herein.

IN WITNESS WHEREOF, the parties hereto have signed this FIRST AMENDMENT TO EMPLOYMENT AGREEMENT as of the date first above written.

Employee:

_______________________________ (SEAL)

Barry Diamond

Company:

SED INTERNATIONAL, INC.

By: __________________________________

Name: Mark Diamond

Title: President and COO

(CORPORATE SEAL)